NAVELLIER VARIABLE INSURANCE SERIES FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 1, 1999


This Statement of Additional Information, which is not a prospectus, should be read in conjunction with the Prospectus of the Navellier Variable Insurance Series Fund, Inc. (the "Fund"), dated May 1, 1999, a copy of which Prospectus may be obtained, without charge, by contacting the Fund, at its mailing address:
One East Liberty, Third Floor, Reno, Nevada 89501; Tel: 1-800-887-8671. The prospectus incorporates this Statement of Additional Information by reference.


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

GENERAL INFORMATION AND HISTORY                                              3

INVESTMENT OBJECTIVE AND POLICIES                                            3
    Money Market Investments                                                 3
    Short-Term Investments                                                   4
    Short Sales Against the Box                                              5
    Additional Information Concerning Risks                                  6

DIRECTORS AND OFFICERS OF THE FUND                                           9

OFFICERS                                                                    11

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                         12

THE INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT                        12

THE DISTRIBUTOR                                                             14

INDEPENDENT ACCOUNTANTS                                                     14

BROKERAGE ALLOCATION AND OTHER PRACTICES                                    14

CAPITAL STOCK AND OTHER SECURITIES                                          16

DESCRIPTION OF SHARES                                                       17

PURCHASE, REDEMPTION AND PRICING OF SHARES                                  18

TAXES                                                                       19

PERFORMANCE ADVERTISING                                                     20

FINANCIAL STATEMENTS                                                        22

APPENDIX                                                                    23



                         GENERAL INFORMATION AND HISTORY

The Fund is a corporation (organized under the laws of the State of Maryland on February 28, 1997). The Growth Portfolio of the Fund commenced regular investment operations on February 27, 1998.

                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective and policies of the Growth Portfolio are described in the Prospectus. The following supplements the information contained in the Prospectus.

MONEY MARKET INVESTMENTS

     Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing, negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

     Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

     Banker's Acceptances. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

     Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

     Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become liquid and can sometimes be traded as money market securities.

     United States Government Obligations. Securities issued or guaranteed as to principal and interest by the United States government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years, and Treasury bonds generally have a maturity of greater than five years.

     Agencies of the United States government which issue or guarantee obligations include, among others, export-import banks of the United States, Farmers' Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, the Defense Security Assistance Agency of the Department of Defense, and the Tennessee Valley Authority. Obligations of instrumentalities of the United States government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Intermediate Credit Banks, Banks for Cooperatives, and the United States Postal Service. Some of the securities are supported by the full faith and credit of the United States government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

SHORT-TERM INVESTMENTS

The Growth Portfolio may, for temporary defensive purposes or to maintain cash or cash equivalents to meet anticipated redemptions, also invest in debt securities and money market funds if, in the opinion of the Investment Adviser, such investment will further the cash needs or temporary defensive needs of the Portfolio. In addition, when the Investment Adviser feels that market or other conditions warrant it, for temporary defensive purposes the Growth Portfolio may retain cash or invest all or any portion of its assets in cash equivalents, including money market mutual funds. Under normal conditions, the Growth Portfolio's holdings in such non-equity securities should not exceed 35% of the total assets of the Portfolio. If the Growth Portfolio's assets, or a portion thereof, are retained in cash or money market funds or money market mutual funds, such cash will, in all probability, be deposited in interest-bearing or money market accounts or in Rushmore's money market mutual funds. Rushmore Trust & Savings, FSB is also the Fund's Transfer Agent and Custodian. Cash deposits by the Fund in interest bearing instruments issued by Rushmore Trust & Savings ("Transfer Agent") will only be deposited with the Transfer Agent if its interest rates, terms, and security are equal to or better than could be received by depositing such cash with another savings institution. Money market investments have no FDIC protection and deposits in Rushmore Trust & Savings accounts have only $100,000 protection.

It is anticipated that all of the Growth Portfolio's investments in corporate debt securities (other than commercial paper) and preferred stocks will be represented by debt securities and preferred stocks which have, at the time of purchase,  a rating  within the four  highest  grades as  determined  by Moody's
Investors Service, Inc. (Aaa, Aa, A, Baa) or by Standard & Poor's Corporation (AAA, AA, A, BBB; securities which are rated BBB/Baa have speculative characteristics). Although investment-quality securities are subject to market fluctuations, the risk of loss of income and principal is generally expected to be less than with lower quality securities. In the event the rating of a debt security or preferred stock in which the Growth Portfolio has invested drops below investment grade, the Growth Portfolio will promptly dispose of such investment. When interest rates go up, the market value of debt securities generally goes down and long-term debt securities tend to be more volatile than short term debt securities.

SHORT SALES AGAINST THE BOX

The Growth Portfolio is permitted to make short sales if at the time of the short sale the Portfolio owns or has the right to acquire a security equal in kind and amount to the security being sold short, at no additional cost. This investment technique is known as a "short sale against the box."

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Fund engages in a short sale, the collateral account will be maintained by the Fund's custodian. While the short sale is open, the Fund will maintain, in a segregated custodial account, an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities at no additional cost. These securities would constitute the Fund's long position.

The Growth Portfolio may make a short sale against the box, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible into or exchangeable for such security), or when the Portfolio desires to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such a case, any future losses in the Growth Portfolio's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Growth Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Growth Portfolio will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

ADDITIONAL INFORMATION CONCERNING RISKS

Lack of Operating History and Experience

The Growth Portfolio is relatively newly organized and has a short history of operations. The Adviser was organized on May 28, 1993 and has been managing the assets of The Navellier Series Fund since January 3, 1994 and the publicly invested assets of The Navellier Series Fund since April 1, 1994. The Adviser also manages the assets of The Navellier Performance Funds which went effective December 28, 1995. Although the Adviser sub-contracts a substantial portion of its responsibilities for administrative services of the Fund's operations to various agents, including the Transfer Agent and Custodian, the Adviser still has overall responsibility for the administration of the Growth Portfolio and oversees the administrative services performed by others as well as servicing shareholder's needs and, along with the Fund's Board of Directors, is responsible for the selection of such agents and their oversight. The Adviser is also responsible for the selection of securities for investment. None of the principals, officers, legal counsel, or directors of the Adviser (including such of those persons who are also controlling persons of the Fund) had, before June 1993, ever registered, operated, or supervised the operations of investment companies in the past, and there is no assurance that their past business experiences or their experience with The Navellier Series Fund or The Navellier Performance Funds will enable them to successfully manage the assets of the Fund in the future. The owner of the Adviser has been in the business of rendering advisory services to significant pools of capital such as retirement plans and large investors since 1987.

The Adviser presently manages over $2 billion in investor funds. The owner of the Adviser is also the owner of another investment advisory firm, Navellier Fund Management, Inc., and controls other investment advisory entities which manage assets and/or act as sub-advisors, all of which firms employ the same basic modern portfolio theories and select many of the same over-the-counter stocks and other securities which the Adviser intends to employ and invest in while managing the Portfolio. Because many of the over-the-counter and other securities which the Adviser intends to, or may, invest in have a smaller number of shares available to trade than more conventional companies, lack of shares available at any given time may result in the Portfolio not being able to purchase or sell all shares which the Adviser desires to trade at a given time or period of time, thereby creating a potential liquidity problem which could adversely affect the performance of the Portfolio. Since the Adviser will be trading on behalf of the Portfolio in some or all of the same securities at the same time that the Adviser, Navellier Fund Management, Inc., other Navellier controlled investment entities, The Navellier Series Fund and The Navellier
Performance Funds are trading, the potential liquidity problem could be exacerbated. In the event the number of shares available for purchase or sale in a security or securities is limited and therefore the trade order cannot be fully executed at the time it is placed, i.e., where the full trade orders of the Adviser, Navellier Fund Management, Inc., The Navellier Series Fund, The Navellier Performance Funds and other Navellier controlled investment entities and the Fund cannot be completed at the time the order is made, the Adviser, and the other Navellier controlled investment entities will allocate their purchase or sale orders in proportion to the dollar value of the order made by the other Navellier entities, and the dollar value of the order made by the Fund. For example, if the Adviser, and Navellier Fund Management, Inc., each place a $25,000 purchase order and Adviser on behalf of the Fund places a $50,000 purchase order for the same stock and only $50,000 worth of stock is available for purchase, the order would be allocated $12,500 each of the stock to the Adviser, and Navellier Fund Management, Inc., and $25,000 of the stock to the Fund. As the assets of the Portfolio increase, the potential for shortages of buyers or sellers increases, which could adversely affect the performance of the Portfolio. While the Adviser generally does not anticipate liquidity problems (i.e., the possibility that the Portfolio cannot sell shares of a company and therefore the value of those shares drops) unless the Fund has assets in excess of two billion dollars (although liquidity problems could still occur when the Fund has assets of substantially less than two billion dollars), each investor is being made aware of this potential risk in liquidity and should not invest in the Fund if it is not willing to accept this potentially adverse risk, and by investing, acknowledges that it is aware of the risks.

     Investment Restrictions. The Fund's fundamental policies as they affect a Portfolio cannot be changed without the approval of a vote of a majority of the outstanding securities of such Portfolio. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the matter. Such a majority is defined as the lesser of (a) 67% or more of the voting shares of the Fund present at a meeting of shareholders of the Portfolio, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions (except the percentage restrictions on borrowing and illiquid securities -- which percentage must be complied with) and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio.

     The following investment restrictions are fundamental policies of the Fund with respect to the Growth Portfolio and may not be changed except as described above. The Growth Portfolio may not:

     1. Purchase any securities or other property on margin; provided, however, that the Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of securities.

     2. Make cash loans,  except that the Portfolio may purchase  bonds,  notes,
debentures,   or  similar   obligations  which  are  customarily   purchased  by
institutional investors whether publicly distributed or not.

     3. Make securities loans, except that the Portfolio may make loans of its portfolio securities, provided that the market value of the securities subject to any such loans does not exceed 33-1/3% of the value of the total assets (taken at market value) of the Portfolio.

     4. Make investments in real estate or commodities or commodity contracts, including futures contracts, although the Portfolio may purchase securities of issuers which deal in real estate or commodities although this is not a primary objective of the Portfolio.

     5. Invest in oil, gas, or other mineral exploration or development programs, although the Portfolio may purchase securities of issuers which engage in whole or in part in such activities.

     6.  Purchase   securities  of  companies  for  the  purpose  of  exercising management or control.

     7. Participate in a joint or joint and several trading account in securities.

     8. Issue senior  securities or borrow money,  except that the Portfolio may
(i) borrow money only from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests, that might otherwise require the untimely disposition of securities, provided that any such borrowing does not exceed 10% of the value of the total assets (taken at market value) of the Portfolio, and (ii) borrow money only from banks for investment purposes, provided that (a) after each such borrowing, when added to any borrowing described in clause (i) of this paragraph, there is an asset coverage of at least 300% as defined in the Investment Company Act of 1940 (the "1940 Act"), and (b) is subject to an agreement by the lender that any recourse is limited to the assets of the Portfolio with respect to which the borrowing has been made. As an operating policy, the Portfolio may not invest in portfolio securities while the amount of borrowing of the Portfolio exceeds 5% of the total assets of the Portfolio.

     9. Pledge, mortgage, or hypothecate the assets of the Portfolio to an extent greater than 10% of the total assets of the Portfolio to secure borrowings made pursuant to the provisions of Item 8 above.

     10. Purchase "restricted securities" (as defined in Rule 144(a)(3) of the Securities Act of 1933), if, as a result of such purchase, more than 10% of the net assets (taken at market value) of the Portfolio would then be invested in such securities nor will the Portfolio invest in illiquid or unseasoned securities if as a result of such purchase more than 5% of the net assets of the Portfolio would be invested in either illiquid or unseasoned securities.

     11. Invest more than 5% of the assets of the Portfolio in securities of any single issuer.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation of the restrictions, except as to the 5%, 10% and 300% percentage restrictions on borrowing specified in Restriction Number 8 above.

     Portfolio Turnover. The Growth Portfolio's annual rate of portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater expenses to the Portfolio, including brokerage commission expenses, dealer mark-ups, and other transaction costs on the sale of securities, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of the Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatment. Because the Growth Portfolio is a new fund portfolio which has not been in operation for a year, no actual turnover rate can be given at this time. The Fund will attempt to limit the annual portfolio turnover rate of the Growth Portfolio to 300% or less, however, this rate may be exceeded if in the Investment Adviser's discretion securities are or should be sold or purchased in order to attempt to increase the Portfolio's performance.

                       DIRECTORS AND OFFICERS OF THE FUND

The Fund is organized as a Maryland corporation. The overall responsibility for the supervision of the affairs of the Fund vests in the Directors. The Directors have entered into an Investment Advisory Agreement with the Adviser to handle the day-to-day affairs of the Fund. The Directors meet periodically to review the affairs of the Fund and to establish certain guidelines which the Adviser is expected to follow in implementing the investment policies and objectives of the Fund.

The following information is provided with respect to each director and officer of the Fund:

                                    Position(s) Held With                       Principal Occupation(s)
Name and Address                    Registrant and its Affiliates               During Past Five Years
----------------                    -----------------------------               ----------------------

Louis G. Navellier                  President                                   CEO and President of
One East Liberty                                                                Navellier & Associates,
Third Floor                                                                     Inc., an investment
Reno, NV 89501                                                                  management company since
Age: 41                                                                         1988; CEO and President
                                                                                of Navellier Management,
                                                                                Inc., one of the Portfolio
                                                                                Managers for the Investment
                                                                                Adviser to this Fund, The
                                                                                Navellier Series Fund and
                                                                                The Navellier Performance
                                                                                Funds; President and CEO
                                                                                of Navellier Securities
                                                                                Corp., the principal
                                                                                underwriter to The Navellier
                                                                                Performance Funds and The
                                                                                Navellier Series Fund; CEO
                                                                                and President of Navellier
                                                                                Fund Management, Inc.,
                                                                                an investment advisory
                                                                                company, since November
                                                                                30, 1995.

Arjen Kuyper                        Treasurer                                   Chief Operating Officer,
One East Liberty                                                                Navellier and Associates, Inc.
Third Floor                                                                     Navellier Management, Inc.,
Reno, NV 89501                                                                  Navellier Fund Management, Inc.
Age: 43                                                                         and Navellier Securities Corp.
                                                                                since 1992.


Robert S. Hardy                     Director                                    President, Zephyr Associates,
Zephyr Associates                                                               a financial software company,
312 Dorla Court                                                                 from April 1994 to present;
Suite 204                                                                       prior thereto, Vice President,
Zephyr Cove, NV 89448                                                           Balch, Hardy, et al., a
Age: 55                                                                         money management company
                                                                                from 1973 - April 1994.

Robert G. Sharp                     Director                                    Director, JMC Corp., a
843 Knapp Drive                                                                 marketing company for
Santa Barbara, CA 93108                                                         annuities and mutual
Age: 62                                                                         funds, May 1995 to present:;
                                                                                President  and Chief
                                                                                Executive Officer, Keyport
                                                                                Life  Insurance Company
                                                                                from 1979 until his retirement
                                                                                in 1993.

Christopher Schrobilgen/1/          Director                                    Marketing Director, Navellier
One East Liberty                                                                and Associates, Inc. since
Third Floor                                                                     1994.
Reno, NV 89501
Age: 50

     /1/ This person is an interested person affiliated with the Investment Adviser.

                                    OFFICERS

The officers of the Fund are affiliated with the Investment Adviser and receive no salary or fee from the Fund. The Fund's disinterested Directors are each compensated by the Fund with $1,500 for each Board meeting attended and $250 for attendance of any Committee meeting held on a day on which no Board meeting is held. The Directors' fees may be adjusted according to increased responsibilities if the Fund's assets exceed one billion dollars. In addition, each disinterested Director receives reimbursement for actual expenses of attendance at Board of Directors meetings.

The Fund does not expect, in its current fiscal year, to pay aggregate remuneration in excess of $60,000 for services in all capacities to any (a) Director, (b) officer, (c) affiliated person of the Fund (other than the Investment Adviser), (d) affiliated person of an affiliate or principal underwriter of the Fund, or (e) all Directors and officers of the Fund as a group.

The Board of Directors is permitted by the Fund's By-Laws to appoint an advisory committee which shall be composed of persons who do not serve the Fund in any other capacity and which shall have no power to dictate corporate operations or to determine the investments of the Fund. The Fund currently has no advisory committee. The Audit Committee of the Board of Directors is composed of Messrs. Sharp and Hardy. The Pricing Committee is composed of Messrs. Hardy and Kuyper.

                               Remuneration Table


                             Capacity In Which                                            Aggregate Remuneration/*/
                             Remuneration              Aggregate Remuneration/*/          From Registrant
                             Received                  From Registrant                    and Fund Complex
                             --------                  ---------------                    ----------------

Christopher M. Schrobilgen*  Director                  N/A                                 N/A

Robert S. Hardy              Director                  $ 6,250                             $ 6,250

Robert G. Sharp              Director                  $ 6,250                             $ 6,250

* Mr. Schrobilgen may be deemed to be an "interested person" of the Fund, as that term is defined in the 1940 Act, and consequently will be receiving no compensation from the Fund.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Only the life insurance companies that issue the variable annuity contracts or variable life insurance policies that use the Portfolio for investment can own shares in the Portfolio. The shares are usually held in a separate account of the life insurance company on behalf of the holders of the variable annuity contracts or variable life insurance policies who invest assets in the Portfolio. As of December 31, 1998, shares of the Portfolio were held by American General Life Insurance Company and Navellier (in the form of seed money).

              THE INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT

     (a)  The Investment Adviser

     The offices of the Investment Adviser (Navellier & Associates, Inc.) are located at One East Liberty, Third Floor, Reno, Nevada 89501. The Investment Adviser began operation in May 1993 and advises this Fund, The Navellier Series Fund and The Navellier Performance Funds.

     (i) The following individual owns the enumerated shares of outstanding stock of the Investment Adviser and, as a result, maintains control over the Investment Adviser:

                           Shares of Outstanding Stock                          Percentage of Outstanding
Name                       of the Investment Adviser                            Shares
----                       -------------------------                            ------
Louis G. Navellier                  1,000                                               100%

     (ii) The following individual is affiliated with the Investment Adviser:

Name                                        Position
----                                        --------
Louis G. Navellier                          Trustee, President, and Treasurer of The Navellier
                                            Series Fund and The Navellier Performance Funds;
                                            Director, CEO, President, Secretary, and Treasurer of
                                            Navellier Management, Inc.; Director, President, CEO,
                                            Secretary, and Treasurer of Navellier Securities Corp.;
                                            one of the Portfolio Managers of the Navellier Series
                                            Fund and The Navellier Performance Funds.

     (iii) The management fee payable to the Investment Adviser under the terms of the Investment Advisory Agreement (the "Advisory Agreement") between the Investment Adviser and the Fund is payable monthly and is based upon .85% of the Growth Portfolio's average daily net assets. The Investment Adviser has the right, but not the obligation, to waive any portion or all of its management fee, from time to time.

Expenses not expressly assumed by the Investment Adviser under the Advisory Agreement are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund for the account of the Growth Portfolio, the major categories of which relate to taxes, fees to Directors, legal, accounting, and audit expenses, custodian and transfer agent expenses, certain printing and registration costs, and non-recurring expenses, including litigation.

The Advisory Agreement provides that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its investors except for losses (i) resulting from the willful misfeasance, bad faith, or gross negligence on its part, (ii) resulting from reckless disregard by it of its obligations and duties under the Advisory Agreement, or
(iii) a loss for which the Investment Adviser would not be permitted to be indemnified under the Federal Securities laws.

Pursuant to an Administrative Services Agreement, the Investment Adviser receives an annual fee of .25% of the value of the assets under management and provides or is responsible for the provision of certain administrative services to the Fund, including, among others, the preparation and maintenance of certain books and records required to be maintained by the Fund under the Investment Company Act of 1940. The Administrative Services Agreement permits the Investment Adviser to contract out for all of its duties thereunder; however, in the event of such contracting, the Investment Adviser remains responsible for the performance of its obligations under the Administrative Services Agreement. The Investment Adviser has entered into an agreement with Rushmore Trust & Savings, FSB, to perform, in addition to custodian and transfer agent services, some or all administrative services and may contract in the future with other persons or entities to perform some or all of its administrative services. All of these contracted services are and will be paid for by the Investment Adviser out of its fees or assets.

In exchange for its services under the Administrative Services Agreement, the Fund reimburses the Investment Adviser for certain expenses incurred by the Investment Adviser in connection therewith but does not reimburse Investment Adviser (over the amount of the 0.25% annual Administrative Services Fee) to reimburse it for fees Investment Adviser pays to others for administrative services. The agreement also allows Investment Adviser to pay to its delegate part or all of such fees and reimbursable expense payments incurred by it or its delegate.

The Advisory Agreement permits the Investment Adviser to act as investment adviser for any other person, firm, or corporation, and designates the Investment Adviser as the owner of the name "Navellier" or of any use or derivation of the word Navellier. If the Investment Adviser shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Navellier" as part of its title may, solely at the Investment Adviser's option, be withdrawn.

The Adviser waived all of its management fees for the period ended December 31, 1998.

The Fund's organizational expenses have been paid by the Adviser.

     (b)  The Custodian and Transfer Agent

     Rushmore Trust & Savings, FSB, 4922 Fairmont Avenue, Bethesda, Maryland 20814, serves as the custodian of the Fund's portfolio securities and cash and as the Fund's transfer agent and, in those capacities, maintains certain accounting and other records of the Fund and processes requests for the purchase or the redemption of shares, maintains records of ownership for shareholders, and performs certain other shareholder and administrative services on behalf of the Fund.

     (c)  Legal Counsel

     Blazzard, Grodd & Hasenauer, P.C., is legal counsel to the Fund.

                                 THE DISTRIBUTOR

The Fund's Distributor is Navellier Securities Corp., One East Liberty, Third Floor, Reno, Nevada 89501, a Delaware corporation organized and incorporated on May 10, 1993. The Fund's shares will be continuously distributed by the Distributor, pursuant to a Distribution Agreement, dated February 27, 1998. The Distributor is a corporation wholly-owned by Louis G. Navellier, who also owns 100% of the Adviser.

                             INDEPENDENT ACCOUNTANTS

Tait, Weller & Baker, Philadelphia, Pennsylvania, serves as the independent accountants of the Fund and, in such capacity, audits and reports on the Fund's annual financial statements, assists in the preparation of the Fund's federal tax returns and performs other professional accounting, auditing and advisory services when engaged to do so by the Fund.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

In effecting portfolio transactions for the Fund, the Investment Adviser adheres to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services," as defined herein. The Investment Adviser may cause the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Investment Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer or that any offset of direct expenses of a Portfolio yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities; furnishing analysis and reports concerning issuers, industries, economic facts and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund or to the Investment Adviser are considered to be in addition to and not in lieu of services required to be performed by the Investment Adviser under its contract with the Fund and may benefit both the Fund and other clients of the Investment Adviser or customers of or affiliates of the Investment Adviser. Conversely, brokerage and research services provided by brokers to other clients of the Investment Adviser or its affiliates may benefit the Fund.

When selecting broker-dealers for Fund portfolio transactions, the Adviser may consider the record of such broker-dealers with respect to the sale of shares of the Fund or the sale of Contracts.

If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible, the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price paid by a Portfolio usually includes an undisclosed dealer commission or mark-up. On occasion, securities may be purchased directly from the issuer. There may be customary mark-ups on principal transactions. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Adviser in determining the overall reasonableness of brokerage commissions paid by the Fund. Some portfolio transactions are subject to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to obtaining best prices and executions, effected through dealers who sell shares of the Fund and/or possibly the VA Contracts and/or VLI Policies.

The Board of Directors of the Fund will periodically review the performance of the Investment Adviser of its respective responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

The Board of Directors will periodically review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. At present, no recapture arrangements are in effect. The Board of Directors will review whether recapture opportunities are available and are legally permissible, and, if so, will determine, in the exercise of their business judgment, whether it would be advisable for the Fund to seek such recapture.

Brokerage Commissions

The Portfolio paid $ 3,628 in brokerage commissions for the period ended December 31, 1998.

Code of Ethics

To mitigate the possibility that a Portfolio will be adversely affected by personal trading of employees, the Fund and the Adviser have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. This Code contains policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions. This Code complies, in all material respects, with the recommendations of the Investment Company Institute.

                       CAPITAL STOCK AND OTHER SECURITIES

The rights and preferences attached to the shares of each Portfolio are described in the Prospectus. (See "Description of Shares".) The 1940 Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts, and the election of Directors from the separate voting requirements of the Rule.

                              DESCRIPTION OF SHARES

The Fund is a Maryland corporation organized on February 28, 1997. The Fund is authorized to issue 500,000,000 shares of the Growth Portfolio and to create additional portfolios of the Fund. Each share of the Growth Portfolio represents an equal proportionate interest in that Portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Growth Portfolio available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any Portfolio and all assets in which such consideration is invested would belong to that Portfolio and would be subject to the liabilities related thereto.

The Fund reserves the right to create classes of shares.

Voting Rights

Each share held entitles the shareholder of record to one vote. Shareholders of each Portfolio will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Portfolios of the Fund will be voted on only by shareholders of the affected Portfolios. Shareholders of all Portfolios of the Fund will vote together in matters affecting the Fund generally, such as the election of Directors or selection of accountants. As a Maryland corporation, the Fund is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Fund and for the election of Directors under certain circumstances. In addition, a Director may be removed by the remaining Directors or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Fund. In the event that such a meeting is requested, the Fund will provide appropriate assistance and information to the shareholders requesting the meeting. Under current law, a life insurance company is required to request voting instructions from Contract owners and must vote all shares held in the Separate Account in proportion to the voting instructions received. For a more complete discussion of voting rights, refer to the life insurance company Separate Account prospectus.

                   PURCHASE, REDEMPTION, AND PRICING OF SHARES

Redemption of Shares. The Prospectus, under "Purchases and Redemptions" describes the requirements and methods available for effecting redemption. The Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange or any other applicable exchange, is closed (other than a customary weekend and holiday closing), (b) when trading on the New York Stock Exchange, or any other applicable exchange, is restricted, or an emergency exists as determined by the Securities and Exchange Commission ("SEC") or the Fund so that disposal of the Fund's investments or a fair determination of the net asset values of the Portfolios is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the Portfolio's shareholders.

The Fund normally redeems shares for cash. However, the Board of Directors can determine that conditions exist making cash payments undesirable. If they should so determine (and if a proper election pursuant to Rule 18f-1 of the 1940 Act has been made by the Fund), redemption payments could be made in securities valued at the value used in determining net asset value. There generally will be brokerage and other costs incurred by the redeeming shareholder in selling such securities.

Determination of Net Asset Value. As described in the Prospectus under "Purchases and Redemptions - Valuation of Shares," the net asset value of shares of each Portfolio of the Fund is determined once daily as of 4 p.m. New York time on each day during which the New York Stock Exchange, or other applicable exchange, is open for trading. The New York Stock Exchange is scheduled to be closed for trading on the following days: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Board of Directors of the Exchange reserves the right to change this schedule. In the event that the New York Stock Exchange or the national securities exchanges on which small cap equities are traded adopt different trading hours on either a permanent or temporary basis, the Board of Directors of the Fund will reconsider the time at which net asset value is to be computed.

Valuation of Assets. In determining the value of the assets of any Portfolio of the Fund, the securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price, or, if no sales are reported - as is the case with many securities traded over-the-counter - the last reported bid price. Debt securities (other than short-term obligations, i.e., obligations which have 60 days or less left to maturity, which are valued on the basis of amortized cost) are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Prices provided by a pricing service may be determined without exclusive reliance on quoted prices and take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality of issue, trading characteristics, and other market data. All other securities and assets are valued at their fair value as determined in good faith by the Board of Directors, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Directors.

                                      TAXES

In the case of a "series fund" (that is, a regulated investment company having more than one segregated portfolio of investments the beneficial interests in which are owned by the holders of a separate series of stock), each investment portfolio is treated as a separate corporation for federal income tax purposes. The Fund will be deemed a series fund for this purpose and, thus, each Portfolio will be deemed a separate corporation for such purpose.

Each Portfolio of the Fund intends to qualify as a regulated investment company for federal income tax purposes. Such qualification requires, among other things, that each Portfolio (a) make a timely election to be a regulated investment company, (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities (including options and futures) or foreign currencies, and (c) diversify its holdings so that at the end of each fiscal quarter (i) 50% of the market value of its assets is represented by cash, government securities, securities of other regulated investment companies, and securities of one or more other issuers (to the extent the value of the securities of any one such issuer owned by the Portfolio does not exceed 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than government securities and securities of other regulated investment companies) of any one industry. These requirements may limit the ability of the Portfolios to engage in transactions involving options and futures contracts.

If each Portfolio qualifies as a regulated investment company, it will not be subject to federal income tax on its "investment company taxable income" (calculated by excluding the amount of its net capital gain, if any, and by excluding the dividends-received and net operating loss deductions) or "net capital gain" (the excess of its long-term capital gain over its net short-term capital loss) which is distributed to shareholders. In determining taxable income, however, a regulated investment company holding stock on the record date for a dividend is required to include the dividend in income on the later of the ex-dividend date or the date of acquisition.

Section 817 Diversification Requirements

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that fund contracts such as the Contracts (that is, the assets of the Portfolios), which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M. Failure to satisfy those standards would result in imposition of Federal income tax on a Contract owner with respect to the increase in the value of the Contract. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the Contracts is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

The Treasury  Regulations  amplify the  diversification  standards  set forth in
Section 817(h) and provide an alternative to the provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these Regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality shall be treated as a separate issuer.

Each Portfolio will be managed with the intention of complying with these diversification requirements. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which would affect the investment performance of a Portfolio.

                             PERFORMANCE ADVERTISING

Performance information for the Portfolio may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as total return on the applicable Portfolio.

From time to time, the Portfolio may advertise its total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future returns.

The Portfolio may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) or by financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs and other investment alternatives. The Portfolio may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

The Portfolio may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

The average annual total return on the Portfolio represents an annualization of the Portfolio's total return ("T" in the formula below) over a particular period and is computed by finding the current percentage rate which will result in the ending redeemable value ("ERV" in the formula below) of a $1,000 payment ("P" in the formula below) made at the beginning of a one-, five-, or ten-year period, or for the period from the date of commencement of the Portfolio's operation, if shorter ("n" in the formula below). The following formula will be used to compute the average annual total return for the Portfolio:

                                         n
                                P (1 + T) = ERV

In addition to the foregoing, the Portfolio may advertise its total return over different periods of time by means of aggregate, average, year-by-year, or other types of total return figures.

Performance information for the Portfolio shall reflect only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

The Portfolio may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, or other services, as having the same investment objectives. The total return may also be used to compare the performance of the Portfolio against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor's Composite Stock Price Index of 500 stocks ("S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.

                              FINANCIAL STATEMENTS

The Fund's Financial Statements and notes thereto for the period ended December 31, 1998 and the report of Tait, Weller & Baker, Independent Auditors, with respect thereto, appear in the Fund's Annual Report for the year ended December 31, 1998, which is incorporated by reference into this Statement of Additional Information. The Fund delivers a copy of the Annual Report to investors along with the Statement of Additional Information. In addition, the Fund will furnish, without charge, additional copies of such Annual Report to investors which may be obtained without charge by calling 1-800-887-8671.


                                    APPENDIX

A-1 and P-1 Commercial Paper Ratings

The Growth Portfolio will invest only in commercial paper which, at the date of investment, is rated A-1 by Standard & Poor's Corporation ("S&P") or P- 1 by Moody's Investors Services, Inc. ("Moody's"), or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

The rating P-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.